UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 6, 2004

MILLIPORE CORPORATION

(Exact name of registrant as specified in its charter)

MASSACHUSETTS	001-09781 (0-1052)	04-2170233
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

290 Concord Road, Billerica, Massachusetts 01821

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone number, including area code: (978) 715-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5. 02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Francis J. Lunger will step down from his position as President and CEO of Millipore Corporation effective January 1, 2005. Mr. Lunger will also step down as a Director and as Chairman of the Board of Directors of the Company on March 1, 2005.

Item 8.01 Other Events

On December 6, 2004, Millipore Corporation issued a press release announcing that Dr. Martin D. Madaus will be joining the Company as President and CEO on January 1, 2005 and will be joining the Company’s Board of Directors on the same day. The press release also announced that Francis J. Lunger, Millipore’s outgoing President and CEO, will remain as Chairman of the Board of the Company until March 1, 2005. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Title
99.1	Press Release issued December 6, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLIPORE CORPORATION

/s/ Jeffrey Rudin
Jeffrey Rudin
Vice President and General Counsel

Date: December 6, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued December 6, 2004